                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2005
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                              ENCLAVES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                       000-29689                    20-1951556
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(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                File Number)               Identification No.)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas              75006
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: (972) 416-9304
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

         STANDBY EQUITY DISTRIBUTION AGREEMENT.

         On November 9, 2005,  we entered into an Amended and  Restated  Standby
Equity  Distribution  Agreement  ("SEDA") (attached hereto as Exhibit 10.1) with
Cornell Capital Partners, LP ("Cornell"), amending an original agreement entered into  on  December  28,  2004.  Pursuant  to  the  Standby  Equity  Distribution
Agreement,  as  currently  amended  and in effect,  we may,  at our  discretion, periodically sell to Cornell Capital  Partners,  LP shares of common stock for a total  purchase  price of up to  $46,000,000.  For each  share of  common  stock purchased  under the SEDA,  Cornell  will pay 97% of, or a 3%  discount  to, the lowest  volume  weighted  average  price of the common stock during the five (5)
consecutive  trading days  immediately  following the notice date.  Cornell will retain 5% of each advance under the SEDA as a commitment fee.

         The SEDA was  amended  (i) to  acknowledge  that the  original  private corporation  Enclaves Group, Inc. had merged with and become the public company, which has four subsidiaries, (ii) to increase the maximum commitment amount from
$40,000,000 to $46,000,000,  (iii) to restrict the use of sale proceeds received under the SEDA from application to or payment of our convertible debentures, and
(iv) to modify the commitment fee of Cornell.  Under the original Standby Equity
Distribution  Agreement  as  part of the  commitment  fee  for  undertaking  the obligations  of the  SEDA  Cornell  received  184,000  shares  of our  Series  A
Convertible  Preferred  Stock  (par  value  $0.001 /  share).  Under the SEDA as amended  Cornell  surrendered  those shares of Preferred Stock in exchange for a
Warrant entitling it to obtain the same number of shares of Series A Convertible
Preferred Stock.

         As part of the  transaction  in amending the SEDA, on November 9, 2005, to  acknowledge  the above changes in the SEDA, we entered into several  amended and restated  instruments  corresponding to similar  instruments entered into at the time of the original Standby Equity Distribution Agreement, those being: (a)
an Amended  and  Restated  Registration  Rights  Agreement  (attached  hereto as
Exhibit  10.2)  with  Cornell;  (b) an  Amended  and  Restated  Placement  Agent
Agreement   (attached   hereto  as  Exhibit  10.3)  with  Newbridge   Securities
Corporation  and Cornell;  and (c) our Irrevocable  Transfer Agent  Instructions
(attached  hereto as Exhibit  10.4) to our  transfer  agent,  Continental  Stock
Transfer and Trust Company.

         A copy of the SEDA is  filed as  Exhibit  10.1 to this  report  and the contents  of the  SEDA  are  incorporated  herein  by  reference.  Moreover  the foregoing  description is only a summary of the material  provisions of the SEDA and  does not  purport  to be  complete  and is  qualified  in its  entirety  by reference to the full text of the SEDA.

         ALLIANCE TOWERS SEDA AND TRANSITION.

         In July 2005,  after we had acquired the private  corporation  Enclaves
Group, Inc., a Delaware corporation ("Enclaves"), but before we entered into the merger with it, we entered into an Assignment and Assumption  Agreement dated as of July 1, 2005 (attached hereto as Exhibit 10.5), to acquire and assume all the
rights  and   obligations  of  Enclaves   under  its  original   Standby  Equity
Distribution  Agreement  with Cornell.  On November 9, 2005,  the holders of our outstanding convertible  debentures,  who held a security interest in all of the assets of  Enclaves,  formally  consented  to the terms and  conditions  of that assignment.

         In connection with the  acknowledgment  by Cornell of the transition of
Enclaves  to its  current  status as a public  company  (described  above  under
"Standby Equity Distribution  Agreement"),  we arranged for Cornell to terminate the outstanding obligations from two prior equity line transactions entered into by Alliance  Towers,  Inc., a Florida  corporation  ("Alliance"),  with Cornell, neither of which  transaction  was active or being  observed  by the parties and each of which was similar in  structure  and intent to the SEDA.  On November 9,
2005, we entered into a Termination  Agreement (attached hereto as Exhibit 10.6)
with  Cornell to terminate  an equity line  between  Alliance and Cornell  under instruments  dated as of December  12, 2003,  and we entered into a  Termination
Agreement  (attached hereto as Exhibit 10.7) with Cornell to terminate an equity line between  Alliance and Cornell under  instruments  dated as of May 25, 2004.
These former equity lines contemplated a Standby Equity  Distribution  Agreement for Alliance in the maximum commitment amount of $10,000,000.

         At the same time,  on November 9, 2005,  we caused  Enclaves to execute and deliver to Cornell,  Montgomery  Equity  Partners,  Ltd., and Highgate House
Funds,  Ltd. a Guaranty  (attached  hereto as Exhibit  10.8) of our  obligations under the SEDA (described above) and related instruments from the surviving SEDA transaction.

         CONVERTIBLE DEBENTURES.

         On December 28, 2004, we entered into a Securities  Purchase  Agreement pursuant to which we have  issued an  aggregate  of  $5,500,000  in  convertible debentures to Cornell  Capital  Partners,  LP,  Highgate House Funds,  Ltd., and
Montgomery Equity Partners, Ltd. (together, the "Secured Party") in exchange for
$5,500,000 in cash (less structuring fees and discounts).  In addition,  as part of our merger  with our  predecessor,  Alliance  Towers,  Inc.,  we assumed  the obligations  under two  convertible  debentures,  one issued on May 25, 2004 for
$250,000 and one issued on July 21, 2004 for $ 125,000, both held on November 9,
2005, by Montgomery Equity Partners, Ltd.

         On August 12, 2005,  Montgomery  Equity Partners,  Ltd.  ("Montgomery")
$1,881,660.77 of the $3,781,130  original principal  convertible  debenture then held by it to Highgate  House Funds,  Ltd.  ("Highgate").  Both  Montgomery  and
Highgate are  affiliates of Cornell.  On November 9, 2005, we  acknowledged  and consented to the Assignment  dated August 12, 2005,  from Montgomery to Highgate
Montgomery Equity Partners,  Ltd. (attached hereto as Exhibit 10.9). On November
9, 2005, we also executed an Amended and Restated Security  Agreement  (attached hereto  as  Exhibit  10.10)  in  favor of  Cornell,  Montgomery,  and  Highgate,
acknowledging   them   collectively   as  "Secured  Party"  and  confirming  the
outstanding  security interest in substantially all of our assets granted to the
Secured Party. At the same time, on November 9, 2005, we entered into an Amended and Restated  Investor Rights Agreement  (attached hereto as Exhibit 10.11) with
Cornell,  Montgomery,  and Highgate confirming to the holders of our convertible debentures  their  registration  rights  for the  common  stock  underlying  the conversion rights for the respective debt obligations.

         On  November  9,  2005,  we issued  amended  and  restated  convertible debentures  to the Secured Party  confirming  the  balances,  including  accrued interest and other charges, and modified the payment terms for these debentures.
Specifically,   on  November  9,  2005,  pursuant  to  the  Securities  Purchase
Agreement,  we issued an amended and restated  convertible  secured debenture of
$1,991,217  (attached hereto as Exhibit 10.12) to Cornell Capital Partners,  LP, an amended and restated convertible  debenture of $1,938,246 (attached hereto as
Exhibit  10.13) to Highgate  House  Funds,  Ltd.,  and an amended  and  restated
convertible  debenture  of  $2,579,925  (attached  hereto as  Exhibit  10.14) to
Montgomery Equity Partners, Ltd.

         Under the terms of each of the above amended debentures, the holder has the right to elect to convert the underlying debt obligation in whole or in part into  shares of our common  stock at a  conversion  price  equal to one  hundred percent  (100%) of the average  closing bid price of our common stock  ("Average
Closing  Price") for the five trading days  immediately  preceding the filing of the registration statement required under the terms of the debentures;  provided that upon  event of  default  by us the  conversion  price is  reduced to ninety percent  (90%) of that Average  Closing  Price;  and  provided  further that the holder is prohibited from exercising the conversion right (a) during the pricing period  for any  advance  request  we may have made under the SEDA or (b) if the effect of the  conversion  would  cause the  holder to own more than 4.9% of our outstanding shares of common stock. Under each of the debentures we agree not to apply  any  proceeds  we  obtain  under the SEDA to the  payment  or  redemption obligations under the debenture.

         Immediately  after the amendment and restatement of the above described debentures we entered into an Amended and Restated Security Agreement  (attached hereto as Exhibit 10.15)  acknowledging them collectively as "Secured Party" and confirming the outstanding  security interest in substantially all of our assets granted to the Secured Party.

         A copy of each of the above  described  debentures is filed as Exhibits
10.12  to  10.14  to this  report  and the  contents  of  those  debentures  are incorporated herein by reference.  Moreover the foregoing  description is only a summary of the material  provisions of the debentures and does not purport to be complete  and is  qualified in its entirety by reference to the full text of the debentures.

         PREFERRED STOCK WARRANT.

         On  November  9,  2005,  pursuant  to the terms and  conditions  of the
Amended and Restated Standby Equity  Distribution  Agreement  (described  above)
Cornell Capital  Partners,  LP ("Cornell"),  surrendered all right,  title,  and interest in the 184,000 outstanding shares of our Series A Convertible Preferred
Stock  originally   issued  to  it  pursuant  to  the  original  Standby  Equity
Distribution  Agreement  dated  as  of  December  28,  2004,  with  the  private corporation  Enclaves Group, Inc., and accepted in exchange therefor our Warrant dated as of  November  9, 2005  (attached  hereto as Exhibit  10.16),  issued to
Cornell  granting  it the  right  to  acquire  184,000  shares  of our  Series A
Convertible  Preferred  Stock for up to three  years  after the  issuance of the
Warrant.

         Under the terms of the Warrant the holder may convert it in whole or in part to a number of fully paid and  non-assessable  shares of our  common  stock equal to the product of (i) a fraction, (A) the numerator of which is the number of shares of Series A Convertible Preferred Stock such holder desires to convert into our common  stock and (B) the  denominator  of which is the total number of issued and outstanding shares of Series A Convertible  Preferred Stock, and (ii)
300% of the total number of shares of our common  stock issued and  outstanding, as  calculated on a fully diluted  basis.  The effect of this exercise  would be substantially  dilutive to the holders of our common  stock but would not result in any new assets or proceeds being received by us.

         The holder may not exercise the conversion  rights under the Warrant to the extent the effect of the exercise would cause the aggregate number of shares of Series A Convertible  Preferred Stock or Common Stock  beneficially  owned by the holder and its affiliates to exceed 4.99% of the  outstanding  shares of the
Common  Stock  following  such  exercise,  except  within sixty (60) days of the expiration date for the Warrant (November 9, 2008).

         A copy of each of the Warrant is filed as Exhibit  10.16 to this report and the contents of that Warrant are incorporated herein by reference.  Moreover the foregoing  description  is only a summary of the material  provisions of the
Warrant and does not purport to be complete  and is qualified in its entirety by reference to the full text of the Warrant.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         See "Item 1.01. Entry into a Material Definitive  Agreement - Preferred
Stock Warrant"  discussing the sale, grant, and delivery of a Warrant to Cornell
Capital  Partners,  LP pursuant the terms and conditions of that certain Amended and  Restated  Equity  Distribution  Agreement  entered  into by us with Cornell
Capital  Partners,  LP, effective  November 9, 2005. This Warrant was issued and sold to  Cornell  Capital  Partners,  LP  pursuant  to certain  exemptions  from registration  provided  by Rule  506 of  Regulation  D and  Section  4(2) of the
Securities Act of 1933, as amended.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

Exhibit No.       Description of Exhibit
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   10.1           Amended and Restated  Standby Equity  Distribution  Agreement,
                  dated as of November 9, 2005, by and between  Cornell  Capital
                  Partners, LP and Enclaves Group, Inc.

   10.2           Amended and Restated  Registration Rights Agreement,  dated as of November 9, 2005, by and between  Enclaves Group,  Inc. and
                  Cornell Capital Partners, LP

   10.3           Amended and Restated  Placement  Agent  Agreement  dated as of
                  November 9, 2005, by and among Enclaves Group, Inc., Newbridge
                  Securities Corporation, and Cornell Capital Partners, LP

   10.4           Irrevocable  Transfer Agent  Instructions dated as of November
                  9, by Enclaves Group,  Inc. to Continental  Stock Transfer and
                  Trust Company

   10.5           Assignment and Assumption  Agreement dated as of July 1, 2005, accepted as of November 9, 2005, by and among Enclaves  Group,
                  Inc.,  a  Delaware  corporation,  Enclaves  Group,  Inc.  (fka
                  Alliance Towers, Inc.), Cornell Capital Partners, LP, Highgate
                  House Funds, Ltd., and Montgomery Equity Partners, Ltd.

   10.6           Termination  Agreement  dated as of November  9, 2005,  by and between Enclaves Group,  Inc. (fka Alliance Towers,  Inc.) and
                  Cornell Capital Partners, LP (December 12, 2003 instrument)

   10.7           Termination  Agreement  dated as of November  9, 2005,  by and between Enclaves Group,  Inc. (fka Alliance Towers,  Inc.) and
                  Cornell Capital Partners, LP (May 25, 2004 instrument)

   10.8           Guaranty  dated as of  November 9, 2005,  by  Enclaves  Group,
                  Inc.,  a Delaware  corporation,  for  obligations  of Enclaves
                  Group,  Inc. (fka Alliance Towers,  Inc.), in favor of Cornell
                  Capital  Partners,   LP,  Highgate  House  Funds,   Ltd.,  and
                  Montgomery Equity Partners, Ltd.

   10.9           Assignment  dated  August 12,  2005,  consented to November 9,
                  2005, by and among Montgomery Equity Partners,  Ltd., Highgate
                  House Funds, Ltd., and Enclaves Group, Inc.

   10.10          Amended and Restated Security Agreement,  dated as of November
                  9, 2005, by and among Enclaves  Group,  Inc.,  Cornell Capital
                  Partners,  L.P.,  Highgate  House Funds,  Ltd., and Montgomery
                  Equity Partners, Ltd.

   10.11          Amended and Restated Investor  Registration  Rights Agreement,
                  dated as of November  9, 2005,  by and among  Enclaves  Group,
                  Inc.,  Cornell  Capital  Partners,  LP,  Highgate House Funds,
                  Ltd., and Montgomery Equity Partners, Ltd.

   10.12          Enclaves Group, Inc. Amended and Restated Secured  Convertible
                  Debenture  due  January  15,  2007  issued to Cornell  Capital
                  Partners, LP

   10.13          Enclaves Group, Inc. Amended and Restated Secured  Convertible
                  Debenture due January 15, 2007 issued to Highgate House Funds,
                  Ltd.

   10.14          Enclaves Group, Inc. Amended and Restated Secured  Convertible
                  Debenture  due January 15,  2007 issued to  Montgomery  Equity
                  Partners, Ltd.

   10.15          Amended and Restated Security Agreement,  dated as of November
                  9, 2005, by and among Enclaves  Group,  Inc.,  Cornell Capital
                  Partners,  L.P.,  Highgate  House Funds,  Ltd., and Montgomery
                  Equity Partners, Ltd.

   10.16          Warrant dated November 9, 2005, by Enclaves Group, Inc. issued to Cornell Capital Partners, LP

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENCLAVES GROUP, INC.

Dated: November 16, 2005              By: /s/ Daniel G. Hayes
                                          --------------------------------------------
                                          Name: Daniel G. Hayes
                                          Title: President and Chief Executive Officer